General	12 Months Ended
Dec. 31, 2021
Disclosure of general hedge accounting [Abstract]
General

 Note 1 – General

A.	Reporting Entity

Nano Dimension Ltd. (the “Company”) is an Israeli resident company incorporated in Israel. The address of the Company’s registered office is 2 Ilan Ramon St., Ness Ziona, Israel. The consolidated financial statements of the Company as of December 31, 2021, comprise the Company and its subsidiaries in Israel, in the United States, in Switzerland, in Germany and in Hong Kong (together referred to as the “Group”). The Company engages, by means of the subsidiary Nano Dimension Technologies Ltd. (“Nano-Technologies”), in the development of a three-dimensional (“3D”) additive manufacturing system and nanotechnology based conductive and dielectric inks, which are supplementary products to the additive manufacturing system. Since March 2016, the Company’s American Depositary Shares (“ADSs”) have been trading on the Nasdaq Capital Market. The Ordinary Shares of the Company were registered for trade on the Tel Aviv Stock Exchange (TASE). On May 20, 2020, the Company voluntary delisted its Ordinary Shares from the TASE.

Since August 25, 2014, the Company has devoted substantially all of its financial resources to develop its products and has financed its operations primarily through the issuance of equity securities. The amount of the Company’s future net profits or losses will depend, in part, on the rate of its future expenditures, its ability to generate significant revenues from the sale of its products, and its ability to obtain funding through the issuance of securities, strategic collaborations or grants. Starting in the fourth quarter of 2017, the Group began to commercialize its products and has generated revenues, mainly from sales of its 3D printers. The Group’s ability to generate revenue and achieve profitability depends on its ability to successfully commercialize its products.

B.	Material events in the reporting period

(1)	Equity Offerings

During 2020 and 2021, the Company conducted several public offerings in the United States, with aggregate gross proceeds of approximately $1,543,000,000, before deducting underwriting discounts and commissions and other offering-related expenses.

(2)	Effect of the spread of the coronavirus pandemic on the Group’s business

Following the outbreak of the coronavirus (COVID-19) in China in December 2019, and it spreading to many other countries as well at the beginning of 2020, there was a decrease in economic activity in many areas around the world, including Israel, the U.S., Europe and Asia-Pacific. The spread of the virus has led, inter alia, to a disruption in the supply chain, a decrease in global transportation, restrictions on travel and work that were announced by the State of Israel and other countries around the world and a decrease in the value of financial assets and commodities on the markets in Israel and the world.

As a result of the COVID-19 pandemic’s global effects, many entities held off on capital expenses during 2020 and 2021; thus, the Company witnessed a significant decrease in the Group’s revenues. Nevertheless, during 2021, there was an evident trend of recovery from the crisis that is due to the high vaccination rate of the population. This recovery made it possible to ease travel restrictions at various destinations around the world, including return to normal business activity. As a result, the Group gradually returned to operating on a higher scale and it believes that it will be able to continue operating normally in the future.

Since this event is not under the control of the Group, the Group is continuing to regularly follow the changes on the markets in Israel and the world and is examining the Mid-term and long-term effects on the business results of the Group.

(3)	Acquisition of Subsidiaries

In the reporting period, the Group acquired 100% of the shares and voting interests of DeepCube Ltd., NanoFabrica Ltd. and Essemtec AG (“Essemtec”). For further information, see Note 9.